TRANSAMERICA FUNDS

Supplement to the Currently Effective Statements of Additional Information

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Effective immediately, the following is added alphabetically in the “Officers” table contained in the “Board Members and Officers” sub-section of the Statements of Additional Information under the heading “Management of the Trust”:

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Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
John L. Reifsnider (1964)	Vice President and Chief Investment Officer	Since 2026	Senior Vice President and Chief Investment Officer, TAM (2026 - present); Chief Executive Officer and President (2015 – 2023), Strategic Advisor (2023-2024), Thompson, Siegel & Walmsley LLC.

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Investors Should Retain this Supplement for Future Reference

April 14, 2026